Exhibit 99.3

SPAC Message to Team

Team Bridger,

Thank you for your hard work so far this fire season. Your efforts to support the Elmo fire are nothing short of Heroic and are inspiring to me and the entire community. I am humbled to see what you have done and immensely proud of our brand. Your service to the nation and to the company this summer and previous years is recognized and appreciated by all who know Bridger Aerospace. Whether you have been with our company for 7 weeks or 7 years, you have seen us grow and evolve quickly since you have joined the family. Although we are far from perfect, I am incredibly proud of what we have achieved in a relatively short period and grateful to the tremendous team that we have. Our success is 100% due to you and your efforts.

It is because of this team dynamic that I am writing to you this morning. You may read some public announcements in the coming days that announce an important corporate evolution for the Bridger Aerospace family. Many of you have probably looked around the campus these past few years and wondered “how in the hell do we pay for all this stuff??”. If you are one of those who asked this question, you are right; EVERYTHING we do is expensive. And when you are a young fast growing company, money itself can be very expensive.

Over the past several years my brother and I, as well as the rest of the Bridger leadership team, have worked tirelessly to continuously finance the growth of our enterprise through various financial instruments from private debt, public debt, bank financing, private equity, personal loans etc. In short, we have successfully bootstrapped the company one step at a time to get to where we are.

Now that Bridger has a successful mix of assets that are generating revenue on various contracts and our business model is matured and proven, we are taking the next step in our company’s history. We will be taking Bridger Aerospace public via a Special Purpose Acquisition Corporation (SPAC) transaction. What this means is we will merge Bridger Aerospace with an existing Public Shell company, named Jack Creek Investment Company, so that later in 2022, Bridger will have its shares traded on the Nasdaq Stock Market. The Team at Jack Creek is a Montana based group of financial professionals who have impressive careers building companies in their own right. They have long admired Bridger are eager to help us succeed.

Why are we doing this? Two reasons.

1.

Funding Growth. Growth capital is far less expensive when we are a public company, and we intend to continue to grow Bridger Aerospace in the years to come. Wildfires are a pernicious threat to the globe and we have shown the world that we have the grit and ingenuity to do it better than anyone else. The world needs more of Bridger and we intend to give it to them.

2.

Rewarding our team. Employees can directly participate in the equity of the company through stock options and share grants which enable our entire team to enjoy the economic success of our enterprise. Although we try to be as generous as possible with salaries and bonuses, rewarding our hardworking team with equity in the company is the best way to recognize your hard work and contributions. This transaction will give us an avenue to do this for Team Bridger.

As you know, my priority first and foremost is always to make the best decisions for Bridger. Following careful consideration and extensive discussions, we determined that going public is the best way to equip our company with the right resources to grow and succeed. We are making this decision because we know we have the right foundation to take this next step in our growth and partnering with Jack Creek will provide us with expertise and financial backing to continue expanding our business.

We expect that all of you – in addition to our supportive customer base – will benefit from this transaction. Rest assured, our core mission of Saving Lives – which has been the backbone of our success so far – will remain the same going forward.

Bridger already has a track record of strong financial performance and, as a public company, we expect to build on this strong performance from day one and realize significant growth opportunities over the upcoming years. Becoming a public company will enable us to access more resources and additional expertise to accelerate our growth, expand geographically and continue to invest in the innovative technologies we need to meet the growing demand for our critical services. Going forward, we will be even better positioned to continue serving our communities and even more regions around the world, and to innovate to meet the new, emerging challenges in our environment.

What does this mean for Bridger?

It means that our financial performance will be public knowledge and that the compliance requirements for our company will be more burdensome. It will NOT affect our Mission, our Culture or how we do business. Your leadership team will remain largely the same with the addition of an additional handful of fantastic board members who will help to guide us through our next phase of growth.

We will be hosting an all hands zoom call next week to answer any questions you may have directly.

I hope you are excited about this new chapter for Bridger – it will only increase our ability to reward our team for the important work they do to protect our nation and our communities.

Please continue to focus on your mission and duties this summer. Our home state of Montana needs you more than ever today.

Good luck and take care of each other in the field.

With deep respect and gratitude,

Tim

No Offer or Solicitation

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the potential business combination between Bridger

Aerospace Group Holdings, LLC (“Bridger”) and Jack Creek Investment Corp. (“Jack Creek”) and related transactions (the “Potential Business Combination”), nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This communication does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Potential Business Combination and anticipated closing timing; (2) the sources and uses of cash of the Potential Business Combination; (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination; (4) current and future potential commercial and customer relationships; and (5) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Jack Creek’s and Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger; Bridger’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the announcement and consummation of the Potential Business Combination; risks that Bridger is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Jack Creek’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in JCIC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, JCIC’s Annual Report on Form 10-K for the year ended December 31, 2021, and in those documents that JCIC or Wildfire New PubCo, Inc., a wholly owned subsidiary of Jack Creek (“New PubCo”) has filed, or will file, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger presently know or that Jack Creek and Bridger currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger’s expectations, plans or forecasts of future events and views as of the date of this communication. Jack Creek and Bridger anticipate that subsequent events and developments will cause Jack Creek’s and Bridger’s assessments to change. However, while Jack Creek and Bridger may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Shareholders and Investors

The Potential Business Combination will be submitted to shareholders of Jack Creek for their consideration and approval at a special meeting of shareholders. Jack Creek and Bridger will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by New PubCo, which will include preliminary and definitive proxy statements to be distributed to Jack Creek’s shareholders in connection with Jack Creek’s solicitation for proxies for the vote by Jack Creek’s shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Jack Creek’s shareholders and certain of Bridger’s equityholders in connection with the completion of the Potential Business Combination. After the Registration Statement has been filed and declared effective, Jack Creek will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Potential Business Combination. Jack Creek’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Jack Creek’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about Jack Creek, Bridger and the Potential Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Jack Creek, without charge, at the

SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on Jack Creek’s “Investor Relations” website at https://www.jackcreekinvestmentcorp.com/ or by directing a request to KSH Capital LP, Attention: Lauren Ores, 386 Park Avenue South, Floor 20, New York, NY 10016.

Participants in the Solicitation

Jack Creek and Bridger and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Jack Creek’s shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding Jack Creek’s directors and executive officers in Jack Creek’s filings with the SEC, including Jack Creek’s Annual Report on Form 10-K filed with the SEC on March 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jack Creek’s shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Jack Creek’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This communication is not a substitute for the Registration Statement or for any other document that Jack Creek or New PubCo may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Jack Creek and New PubCo through the website maintained by the SEC at http://www.sec.gov.

Bridger Team,

I’m writing to share exciting news about the future of our company. Today, we announced that Bridger Aerospace has reached an agreement to go public through a business combination with Jack Creek Investment Corp., a special purpose acquisition company (SPAC). For those of you who may not know, SPACs raise money to invest in financially attractive and innovative companies like Bridger and take them public without a traditional initial public offering. Once the transaction is complete, which we expect will occur in the fourth quarter of 2022, we expect to list on the NASDAQ Capital Market under the ticker symbol “BAER.”

While we are already in a strong financial position, becoming a public company will enable us to access more resources and additional expertise to accelerate our growth, expand geographically, and continue to invest in the innovative technology solutions we need to meet the growing demand for our aerial firefighting services.

As always, my top priority is to make the best decisions for Bridger and our people. Jack Creek’s team has a history of building high-performing, publicly traded and private businesses across various sectors, so we will benefit immensely from their expertise as we continue growing as a public company. I have developed a strong working relationship with the Jack Creek team over the last several months, and know they deeply admire our team’s extensive military experience, complex operational expertise, and emphasis on safety. I am confident they are the right partner to help us continue the important, lifesaving work we do every day.

While today’s news begins a new era for Bridger, please know that you should see no impact to your day-to-day responsibilities or reporting structures. Our entire leadership team is remaining at Bridger, and our partnership with Jack Creek will only enhance our commitment to keeping people and their communities safe from wildfires. We will also remain headquartered in the Bozeman area and continue to serve and protect global communities.

For more information, I encourage you to read the official press release (https://www.globenewswire.com/news-release/2022/08/04/2492184/0/en/Bridger-Aerospace-a-Leading-Provider-of-Aerial-Firefighting-Services-to-Become-a-Public-Company-Through-Business-Combination-with-Jack-Creek-Investment-Corp.html) issued today. We will also hold an all hands meeting next week to discuss this in more detail and answer any questions you may have.

We are notifying our customers and community partners to ensure they are aware of this exciting news and know who to contact with any questions. If you receive any inquiries from our customers or members of the community, please refer to the talking points below to guide your conversations. For additional details, please direct them to Ceresa Way at info@bridgeraerospace.com.

You may also see media coverage of this news; as is our policy, if you are contacted by a reporter, please refrain from commenting and direct those inquiries to Jeff Cavarra at info@bridgeraerospace.com.

This transaction is a testament to everyone’s hard work and enduring commitment to our mission of saving lives, preserving our environment, and protecting people and communities. Thank you for all that you do.

I hope you share in my excitement about this next stage for Bridger – I strongly believe that the best is yet to come.

Tim Sheehy

Founder and CEO

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Talking Points for Customers and Community Members – NOT for use with the media

•	Bridger has reached an agreement to go public through a business combination with Jack Creek Investment Corp., a special purpose acquisition company (SPAC).

•	SPACs raise money to invest in financially attractive and innovative companies like Bridger and take them public without a traditional initial public offering.

•	Once the transaction is complete, which we expect will occur in the fourth quarter of 2022, Bridger expects to list on the NASDAQ Capital Market under the ticker symbol “BAER.”

•	Importantly, everything will remain business as usual for Bridger.

•	We remain focused on carrying out our mission to save lives, preserve the environment, and protect people and communities as we progress through this transaction and beyond.

•	We will continue to be headquartered in the Bozeman area and remain committed to serving and protecting global communities through our comprehensive aerial firefighting services.

•

Becoming a public company will enable us to access more resources and additional expertise to accelerate our growth, expand geographically, and continue to invest in innovative technology solutions and our fleet of aircraft.

•	For more information on the announcement, I encourage you to read the official press release issued today/August 4 or refer to the letter you should have received from us on the news.

•	Should you have any further questions, please reach out directly to me or Ceresa Way at info@bridgeraerospace.com.

•	Thank you for your support.

No Offer or Solicitation

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the potential business combination between Bridger Aerospace Group Holdings, LLC (“Bridger”) and Jack Creek Investment Corp. (“Jack Creek”) and related transactions (the “Potential Business Combination”), nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This communication does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Potential Business Combination and anticipated closing timing; (2) the sources and uses of cash of the Potential Business Combination; (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination; (4) current and future potential commercial and customer relationships; and (5) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Jack Creek’s and Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger; Bridger’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the announcement and consummation of the Potential Business Combination; risks that Bridger is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Jack Creek’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in JCIC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, JCIC’s Annual Report on Form 10-K for the year ended December 31, 2021, and in those documents that JCIC or Wildfire New PubCo, Inc., a wholly owned subsidiary of Jack Creek (“New PubCo”) has filed, or will file, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger presently know or that Jack Creek and Bridger currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger’s expectations, plans or forecasts of future events and views as of the date of this communication. Jack Creek and Bridger anticipate that subsequent events and developments will cause Jack Creek’s and Bridger’s assessments to change. However, while Jack Creek and Bridger may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Shareholders and Investors

The Potential Business Combination will be submitted to shareholders of Jack Creek for their consideration and approval at a special meeting of shareholders. Jack Creek and Bridger will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by New PubCo, which will include preliminary and definitive proxy statements to be distributed to Jack Creek’s shareholders in connection with Jack Creek’s solicitation for proxies for the vote by Jack Creek’s shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Jack Creek’s shareholders and certain of Bridger’s equityholders in connection with the completion of the Potential Business Combination. After the Registration Statement has been filed and declared effective, Jack Creek will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Potential Business Combination. Jack Creek’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Jack Creek’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about Jack Creek, Bridger and the Potential Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Jack Creek, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on Jack Creek’s “Investor Relations” website at https://www.jackcreekinvestmentcorp.com/ or by directing a request to KSH Capital LP, Attention: Lauren Ores, 386 Park Avenue South, Floor 20, New York, NY 10016.

Participants in the Solicitation

Jack Creek and Bridger and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Jack Creek’s shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding Jack Creek’s directors and executive officers in Jack Creek’s filings with the SEC, including Jack Creek’s Annual Report on Form 10-K filed with the SEC on March 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jack Creek’s shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Jack Creek’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This communication is not a substitute for the Registration Statement or for any other document that Jack Creek or New PubCo may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Jack Creek and New PubCo through the website maintained by the SEC at http://www.sec.gov.